FGR-1 P1, p2 09/14

Supplement Dated SEPTEMBER 1, 2014

to the ProspectusES DATED MAY 1, 2014

of

FRANKLIN GLOBAL REAL ESTATE VIP Fund

(series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I. The Fund Summary “Portfolio Managers” section beginning on page FGR-S5 is revised as follows:

Portfolio Managers

Wilson Magee Portfolio Manager of FT Institutional and portfolio manager of the Fund since 2010.

Daniel Pettersson Portfolio Manager and Research Analyst of FT Institutional and portfolio manager of the Fund since September 2014.

II. The portfolio management team in “Fund Details–Management” section beginning on page FGR-D6 is revised as follows:

The Fund is managed by a team of dedicated professionals focused on investments in the global real estate securities market. The portfolio managers of the team are as follows:

Wilson Magee Portfolio Manager of FT Institutional

Mr. Magee assumed the duties of lead portfolio manager of the Fund in 2010. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 2010. Prior to joining Franklin Templeton Investments, he was President and portfolio manager of Colony Investment Management. He previously was a portfolio manager at Goldman Sachs Asset Management and Grantham Mayo Van Otterloo (GMO) and an investor at AEW Capital Management.

Daniel Pettersson Portfolio Manager and Research Analyst of FT Institutional

Mr. Pettersson has been a portfolio manager of the Fund since September 2014, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. Prior to joining Franklin

Templeton in 2006, Mr. Pettersson’s real estate experience included his work at JM AB, a Swedish real estate developer located in Stockholm and a public company listed on the Nordic Stock Exchange.

Please keep this supplement with your prospectus for future reference.